Exhibit 10.2

EXECUTION COPY

GUARANTY

dated as of

August 28, 2012

among

iGATE CORPORATION

AND CERTAIN SUBSIDIARIES

THEREOF IDENTIFIED HEREIN,

and

STANDARD CHARTERED BANK,

as Lender

i

GUARANTY

GUARANTY dated as of August 28, 2012, among iGATE CORPORATION, certain Subsidiaries thereof from time to time party hereto, and STANDARD CHARTERED BANK, as Lender (this “Guaranty”).

Reference is made to that certain Credit Agreement, dated as of August 28, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among iGate Technologies Inc., as borrower (the “Borrower”), Standard Chartered Bank, as lender (the “Lender”), and Standard Chartered Bank, as lead arranger. The Lender has agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lender to extend such credit are conditioned upon, among other things, the execution and delivery of this Guaranty. Each Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Guaranty in order to induce the Lender to extend such credit.

Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Guaranty and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Guaranty.

SECTION 1.02. Other Defined Terms. As used in this Guaranty, the following terms have the meanings specified below:

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Guaranty.

“Guarantor” means each Person listed on the signature pages hereof and each domestic Wholly Owned Subsidiary (other than any Unrestricted Subsidiary, any Excluded Subsidiary or any Foreign Subsidiary of iGate Corporation or its direct and indirect Subsidiaries) that becomes a party to this Guaranty.

“Guaranty Supplement” means an instrument in the form of Exhibit I hereto.

ARTICLE II

GUARANTY

SECTION 2.01. Guaranty. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Guarantor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guaranty of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection.

SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guaranty; (iii) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (iv) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Guarantor or the unenforceability of the Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guarantor, other than the indefeasible payment in full in cash of all the Obligations. The Lender may in accordance with the terms of the Loan Documents, at its election, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to it against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor, as the case may be.

(c) Each Guarantor, and by its acceptance of this Guaranty, the Lender, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Lender and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(d) Each Guarantor acknowledges that it will receive indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation, is rescinded or must otherwise be restored by the Lender upon the bankruptcy, insolvency or reorganization of the Borrower, any other Guarantor or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guarantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Lender in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Lender as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that the Lender will not have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

SECTION 2.07. Representations and Warranties; Covenant. (a) Each Guarantor hereby represents and warrants that this Guaranty (i) has been duly executed and delivered by each Guarantor that is party hereto and (ii) constitutes a legal, valid and binding obligation of such Guarantor, enforceable against each Guarantor that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(b) Each Guarantor that is not otherwise a party to the Credit Agreement hereby covenants and agrees that each of the covenants and other agreements made by, or made with respect to, any Loan Party, Loan Parties, Obligor, Obligors and/or the Obligor Group shall be deemed incorporated by reference into and made an express part of this Guaranty, as if set forth herein, and such Guarantor shall perform, observe and comply therewith and be bound thereby with respect to itself and its respective Subsidiaries.

ARTICLE III

SUBROGATION AND SUBORDINATION

SECTION 3.01. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.02) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation (the “Claiming Party”), the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the Guaranty Supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.01 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 3.02. Subordination. (a) Notwithstanding any provision of this Guaranty to the contrary, all rights of the Guarantors under Section 3.01 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Section 3.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Lender, all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment. (a) No failure or delay by the Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Lender and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 4.03. Lender’s Fees and Expenses, Indemnification.(a) The parties hereto agree that the Lender shall be entitled to reimbursement of its expenses incurred hereunder from each Guarantor as provided in Section 10.04 of the Credit Agreement as if such Section were set out in full herein and reference to “the Borrower” therein were references to “each Guarantor.”

(b) The parties hereto agree that the Lender and the other Indemnitees shall be entitled to indemnification from each Guarantor as provided in Section 10.05 of the Credit Agreement as if such Section were set out in full herein and references to “the Borrower” therein were references to “each Guarantor”.

(c) Any such amounts payable as provided hereunder shall be additional Obligations guaranteed hereby. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Guaranty or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this

Guaranty or any other Loan Document, or any investigation made by or on behalf of the Lender. All amounts due under this Section 4.03 shall be payable within ten days of written demand therefor.

SECTION 4.04. Successors and Assigns. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Lender that are contained in this Guaranty shall bind and inure to the benefit of their respective successors and assigns.

SECTION 4.05. Survival of Guaranty. All covenants, agreements, representations and warranties made by the Guarantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guaranty or any other Loan Document shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by the Lender or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and so long as the Commitments have not expired or terminated.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Guaranty may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Guaranty by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Guaranty. This Guaranty shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Lender and a counterpart hereof shall have been executed on behalf of the Lender, and thereafter shall be binding upon such Guarantor and the Lender and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor and the Lender, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Guaranty or the Credit Agreement. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 4.07. Severability. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.08. Right of Set-Off. In addition to any rights and remedies of the Lender provided by Law, upon the occurrence and during the continuance of any Event of Default, the Lender and its Affiliates are authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by each Guarantor (each on its own behalf and on behalf of its respective Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates, to or for the credit or the account of the respective Guarantors and their Subsidiaries against any and all Obligations then due and owing to such Lender and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Guaranty or any other Loan Document and although such Obligations may be denominated in a currency different from that of the applicable deposit or Indebtedness. The Lender agrees promptly to notify the relevant Guarantor after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of setoff) that the Lender may have.

SECTION 4.09. Governing Law; Jurisdiction. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR OTHER DOCUMENT RELATED THERETO.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND

CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guaranty and are not to affect the construction of, or to be taken into consideration in interpreting, this Guaranty.

SECTION 4.12. Obligations Absolute. All rights of the Lender hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Guaranty.

SECTION 4.13. Termination or Release. (a) This Guaranty and the Guarantees made herein shall terminate with respect to all Obligations upon the termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations not yet accrued and payable).

(b) A Guarantor shall be automatically released from its obligations hereunder upon such Guarantor ceasing to be a Material Subsidiary (as certified in writing by a Responsible Officer).

(c) A Guarantor shall be automatically released from its obligations hereunder upon the consummation of any transaction or designation permitted under the Credit Agreement as a result of which such Guarantor ceases to be a Restricted Subsidiary.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 4.13, the Lender shall promptly execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor may reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Lender.

SECTION 4.14. Additional Guarantors. Any Person required to become party to this Guaranty pursuant to Section 6.11 of the Credit Agreement may do so by executing and delivering to the Lender a Guaranty Supplement and such Person shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

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WITNESS WHEREOF, the parties hereto have duly executed this Guaranty as of the day and year first above written.

iGATE COPORATION,
as Guarantor

By:	/s/ Sujit Sircar
Name: Sujit Sircar
Title: Chief Financial Officer

iGATE HOLDING CORPORATION,
as Guarantor

By:	/s/ Sujit Sircar
Name: Sujit Sircar
Title: President

iGATE, INC.,
as Guarantor

By:	/s/ Mukund Srinath
Name: Mukund Srinath
Title: Secretary

iGate Guaranty

STANDARD CHARTERED BANK,
as Lender

By:	/s/ Edward L. Hogan
	Name:	Edward L. Hogan
	Title:	Secretary

By:	/s/ Andrew Y. Ng
	Name:	Andrew Y. Ng
	Title:	Director

iGate Guaranty

EXHIBIT I

TO THE GUARANTY

FORM OF

GUARANTY SUPPLEMENT

SUPPLEMENT NO. [        ] (this “Guaranty Supplement”), dated as of [                    ], to the Guaranty dated as of August 28, 2012, among iGate Corporation, certain Subsidiaries thereof (as defined below) from time to time party thereto, and Standard Chartered Bank, as Lender.

A. Reference is made to (i) that certain Credit Agreement, dated as of August 28, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among iGate Technologies Inc., as borrower (the “Borrower”), Standard Chartered Bank, as lender (the “Lender”), and Standard Chartered Bank, as lead arranger, and (ii) the “Guaranty” referred to therein (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”). The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

B. The Guarantors have entered into the Guaranty in order to induce the Lender to make Loans. Section 4.14 of the Guaranty provides that Person required to become party to the Guaranty pursuant to Section 6.11 of the Credit Agreement may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Guaranty Supplement. The undersigned (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Lender to make Loans from time to time under the terms of the Credit Agreement.

Accordingly, the Lender and the New Guarantor agree as follows:

SECTION 1. Obligations Under the Guaranty. In accordance with Section 4.14 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Guarantor and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference.

SECTION 2. Representations and Warranties. The New Guarantor represents and warrants to the Lender that this Guaranty Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Delivery by Telecopier; Electronic Transmission. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

SECTION 4. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY SUPPLEMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH PARTY TO THIS GUARANTY SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4(C) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 5. Affirmation. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 6. Severability. In case any one or more of the provisions contained in this Guaranty Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notice. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

SECTION 8. Reimbursement. The New Guarantor agrees to reimburse the Lender for its reasonable out-of-pocket expenses in connection with this Guaranty Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Lender.

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IN WITNESS WHEREOF, the New Guarantor and the Lender have duly executed this Guaranty Supplement as of the day and year first above written.

[NAME OF ADDITIONAL GUARANTOR],
as New Guarantor

By:
Name:
Title:

STANDARD CHARTERED BANK, as Lender

By:
Name:
Title:

By:
Name:
Title: